                            THE TAIWAN FUND, INC.(R)


                               Semi-Annual Report
                               February 28, 2002



                             THE TAIWAN FUND, INC.

                                 WHAT'S INSIDE

                                                            Page
                                                            ----
Chairman's Statement                                          2

Report of the Investment Manager                              4

Portfolio Snapshot                                            6

Investments                                                   7

Financial Statements                                         10

Notes to Financial Statements                                13

Other Information                                            16

Summary of Dividend Reinvestment and Cash Purchase Plan      17

    CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------


Dear Shareholders:

We are pleased to provide you the Semi-Annual Report of The Taiwan Fund, Inc. (the "Fund") for the six months ended February 28, 2002. During this period, the Fund's net asset value ("NAV") increased by 28.00% in U.S. dollar terms and 30.09% in New Taiwan ("NT") dollar terms. During the same period, the Taiwan Stock Exchange Index ("TAIEX") increased by 24.31% in U.S. dollar terms, and 26.32% in NT dollar terms. The NT dollar depreciated against the U.S. dollar by 1.61%.

On February 28, 2002, the Fund's shares were trading at a price equal to US$12.34 per share, reflecting a discount of 10.32% to the Fund's NAV of US$13.76. The Fund's shares were trading at a discount of 8.09% on August 31, 2001.

Taiwan GDP declined by 1.9% in the fourth quarter of 2001, an improvement compared to the 4.2% decline in the third quarter, which was the worst decline in 26 years. For the full year 2001, GDP declined by 1.9%. Economic data indicates that Taiwan is recovering from this recession. Export orders, industrial output, the unemployment rate and leading indicators for January showed improvement. The government raised its GDP forecast to 2.29% from 2.23% for 2002, the first upward revision in seven quarters. Taiwan appears to be ahead of its neighbors in the cyclical upturn, possibly due to its strength in the investment technology sector, which although it was the first sector to decline at the end of 2000, now appears to be the first sector to be recovering. Capital expenditure for investment technology in the U.S. seems to be finding a consolidated bottom. We are optimistic that positive growth in Taiwan exports will be recorded in the third quarter of 2002.

The Democratic Progressive Party's ("DPP") victory in the legislative elections in December 2001 has enhanced President Chen Shui-bian's mandate. However, conflict in the parliament between the ruling DPP and the major opposition parties, the Kuomintang (Nationalist Party) (the "KMT") and the People First Party ("PFP"), is likely to persist until the next presidential election in March 2004. The legislative process will most likely remain long and inefficient. We believe that President Chen's re-election chances are favorable as long as no strong coalition develops between the KMT and the PFP.

The admission of both China and Taiwan to the World Trade Organization will foster greater economic integration between the two countries. Politically, the cross-strait relationship should remain stable even though there may be some disruptions. United States President George Bush reiterated his firm support of the Taiwan Relations Act during his recent visit to mainland China. Since

--------------------------------------------------------------------------------


Taiwan is of great economic interest to the U.S., any major change in Taiwan-China relations will likely involve the U.S. government. We expect that the political status-quo accompanied by increased economic links with China will continue.

Given the continued improvements in economic fundamentals and the stabilizing political situation, the Fund's investment adviser believes there are many attractive investment opportunities in Taiwan, and the Fund maintains its long-term confidence in the investment fundamentals in Taiwan.

Thank you for your continued support. If you have any questions concerning the Fund, we invite you to call (toll free) 1-800-636-9242 or visit our website at thetaiwanfund.com.

Sincerely,

/s/ S.Y. Wang

S.Y. Wang
Chairman

    REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------


ECONOMIC OVERVIEW

Taiwan GDP fell 1.9% during the fourth quarter of 2001, as compared to a decline of 4.2% for the third quarter. This led to a decline in GDP of 1.9% for the year as a whole, which is less of a decline than the original forecast of a 2.7% decline. Exports rose sharply during the fourth quarter (by nearly 13%), helping to boost industrial production. The index of leading indicators recorded a marked improvement in the fourth quarter. It rose by 1% for December 2001, following a gain of 1.2% for November 2001. External demand appears to be stabilizing. The better-than expected economic results bodes well for the outlook for growth this year.

We anticipate that market expectations for GDP growth in 2002 will increase in the future. We have raised our own GDP projection to 2.7% from 2.3%, because we think the upturn in the US economy and the inventory cycle will be stronger than the general expectation.

INVESTMENT STRATEGY

Taiwan's stock market posted a strong rebound after the drop following the terrorist attacks in New York and Washington, DC, with the technology sector leading the way. The Taiwan Stock Exchange Technology Index rose 92.4% from its low on October 3, 2001 through the end of February of 2002, compared to a 66.9% increase in the Taiwan Stock Exchange Index (the "TAIEX"), during the same period. The Fund continues to follow its core and active portfolio strategy. For the core portfolio, we use a "top-down approach" to select, within each sector, companies that provide good earnings potential over the long term and are well managed. For the active portfolio, we use a "bottom-up approach" to pick outperforming stocks that may be growth, value or momentum plays. The Fund now allocates approximately 60% of its assets to the core portfolio, and the remaining portion of its assets to the active portfolio.

At the end of February 2002, the Fund was focusing on the technology sector, especially cyclical and outsourcing stocks. For cyclicals, we favor semiconductor and thin film transistor-liquid crystal display manufacturers ("TFT-LCD"). Semiconductor firms that have a higher fixed parts component in their cost structure should benefit from the cyclical recovery first, in terms of a rise in capacity utilization. We expect the utilization rate of foundry capacity to continue to rise through 2003. The supply-demand balance and a strong replacement cycle will continue to favor TFT-LCD panel producers. The outsourcing play is more stock specific.

--------------------------------------------------------------------------------


IT spending is still expected to be flat this year. Bottom-up stock picking will be the focus of the Fund's investment decisions in the technology sector. Accton (networking), Mediateck (optical storage IC design), Realtek (networking IC design), Quanta (notebook computers), Austek (motherboards) and Benq (communications) are among our top holdings.

In the non-technology sectors, the Fund favors Formosa Plastics Group and China Steel. We think Formosa Plastics Group, the largest petrochemical manufacturer in Taiwan, will lead the recovery in the chemical sector in the third quarter of 2002. We expect China Steel to benefit from its high cash yield and anticipated steel price increases.

We have adjusted the Fund's exposure to the banking sector so that it includes only Fubon Bank, China Trust, E-Sun Bank and Sino-Pac Bank because of their improving returns on equity, low levels of non-performing loans and higher margins compared to other banks.

OUTLOOK

We expect 2002 will see an improving economy in the second half and we remain positive on the stock market recovery. Taiwan technology companies are heavily weighted in the Fund's portfolio because they will likely benefit from any cyclical recovery and we find them competitive enough globally to expand their market share. We attribute their competitiveness to three factors: industry cluster effect, production flexibility and efficient resource utilization.

We will continue to dedicate our research efforts to investing in companies with solid fundamentals and attractive valuations.

I am pleased to inform you that Vincent Lai is becoming the Fund's lead Portfolio Manager effective May 1, 2002. Vincent previously was the deputy portfolio manager of the Fund. Most recently, he served as the Chief Investment Officer of Union Securities Investment Trust Corporation, where his main responsibility was managing the investment process for three funds. Vincent is assuming this new position following the resignations of Mr. Albert King and Ms. Li-Jeng Chen, who both decided to leave the Fund's investment adviser, HSBC Asset Management (Taiwan) Limited, to pursue other interests.

Thank you for your support and we look forward to presenting our investment strategy again in coming reports.

Sincerely,

I-Ming Lin
Chairman - HSBC Asset Management (Taiwan) Ltd.

    PORTFOLIO SNAPSHOT*
--------------------------------------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF FEBRUARY 28, 2002             %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     8.1
--------------------------------------------------
United Microelectronics Corp. Ltd.         7.3
--------------------------------------------------
Acer Communications & Multimedia, Inc.     4.8
--------------------------------------------------
Au Optronics Corp.                         3.8
--------------------------------------------------
Asustek Computer, Inc.                     3.4
--------------------------------------------------
Quanta Computer, Inc.                      3.1
--------------------------------------------------
Realtek Semiconductor Corp.                2.7
--------------------------------------------------
MediaTek, Inc.                             2.7
--------------------------------------------------
Chinatrust Commercial Bank                 2.5
--------------------------------------------------
Pro Mos Technologies, Inc.                 2.4
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF FEBRUARY 28, 2002           %
--------------------------------------------------
Electronics                               23.7
--------------------------------------------------
Semi-conductor                            22.9
--------------------------------------------------
Office Equipment & PC                     17.5
--------------------------------------------------
Telecommunications                         7.5
--------------------------------------------------
Financial Services                         4.4
--------------------------------------------------
Banks                                      4.2
--------------------------------------------------
Plastics                                   3.7
--------------------------------------------------
Textiles & Apparel                         2.2
--------------------------------------------------
Others & Miscellaneous                     1.4
--------------------------------------------------
Computer Service & Software                1.3
--------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 2001               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     8.1
--------------------------------------------------
United Microelectronics Corp. Ltd.         7.0
--------------------------------------------------
Asustek Computer, Inc.                     4.0
--------------------------------------------------
Hon Hai Precision Industry                 3.9
--------------------------------------------------
Quanta Computer, Inc.                      3.2
--------------------------------------------------
Bank Sinopac                               3.0
--------------------------------------------------
Chunghwa Telecom Co. Ltd.                  2.5
--------------------------------------------------
Ambit Microsystems Corp.                   2.4
--------------------------------------------------
Macronix International Co. Ltd.            2.1
--------------------------------------------------
Cathay Life Insurance Co. Ltd.             2.0
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 2001             %
--------------------------------------------------
Semi-conductor                            20.9
--------------------------------------------------
Electronics                               16.5
--------------------------------------------------
Office Equipment & PC                     15.1
--------------------------------------------------
Banks                                     10.8
--------------------------------------------------
Telecommunications                         7.5
--------------------------------------------------
Insurance                                  3.0
--------------------------------------------------
Computer Service & Software                2.9
--------------------------------------------------
Plastics                                   2.7
--------------------------------------------------
Textiles & Apparel                         2.1
--------------------------------------------------
Financial Services                         2.1
--------------------------------------------------

* Percentages based on total investments at February 28, 2002 and August 31,
  2001.
 6

    THE TAIWAN FUND, INC.
    INVESTMENTS/FEBRUARY 28, 2002 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES)(UNAUDITED)
--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
COMMON STOCKS - 92.6%
BASIC INDUSTRIES -- 5.6%
CEMENT -- 0.0%
Asia Cement...............................          450   $        113
                                                          ------------
CHEMICALS -- 0.1%
Yung Shin Pharmaceutical Industries
  Co. ....................................      173,000        142,397
                                                          ------------
ELECTRICAL EQUIPMENT -- 0.1%
Kaulin Manufacturing Co. Ltd. ............          200            149
Teco Electric & Machinery Co. ............           26             10
Tsann Kuen Enterprise Co. Ltd. (a)........      101,000        135,200
                                                          ------------
                                                               135,359
                                                          ------------
GLASS -- 0.0%
Taiwan Glass..............................          189            111
                                                          ------------
IRON & STEEL -- 0.9%
China Steel Corp. ........................    4,033,000      2,113,503
                                                          ------------
PAPER & FOREST PRODUCTS -- 0.0%
Yuen Foong Yu Paper Manufacturing.........           50             12
                                                          ------------
PLASTICS -- 3.7%
Formosa Plastic...........................    2,312,495      2,904,532
Nan Ya Plastics Corp. ....................    5,993,199      5,445,104
                                                          ------------
                                                             8,349,636
                                                          ------------
RUBBER -- 0.7%
Cheng Shin Rubber Industrial Co. .........    2,479,000      1,694,512
                                                          ------------
WIRE & CABLE -- 0.1%
Pacific Electrical Wire & Cable (a).......          530            116
TurboComm Tech., Inc. ....................      160,000        243,798
Walsin Lihwa Corp. .......................          348             83
                                                          ------------
                                                               243,997
                                                          ------------
TOTAL BASIC INDUSTRIES....................                  12,679,640
                                                          ------------

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
DURABLES -- 3.2%
AUTOMOBILES, TIRES & ACCESSORIES -- 1.0%
China Motor Co. ..........................      685,250   $    480,110
Tong Yang Industry Co. Ltd. (a)...........       33,000         13,346
Yulon Motor...............................    3,928,802      1,745,587
                                                          ------------
                                                             2,239,043
                                                          ------------
TEXTILES & APPAREL -- 2.2%
Far East Textile Ltd. ....................          619            229
Formosa Chemical & Fiber..................    4,956,400      5,011,313
Formosa Taffeta Co. Ltd. .................          530            204
                                                          ------------
                                                             5,011,746
                                                          ------------
TOTAL DURABLES............................                   7,250,789
                                                          ------------
FINANCE -- 8.6%
BANKS -- 4.2%
Bank Sinopac..............................    9,379,000      3,699,671
Chinatrust Commercial Bank................    8,241,000      5,703,521
CTB Financial Holding Co. (a).............        4,000          2,096
Taishin Financial Holdings Co. Ltd. (a)...        2,000            840
                                                          ------------
                                                             9,406,128
                                                          ------------
FINANCIAL SERVICES -- 4.4%
E. Sun Financial Holding Co. Ltd. (a).....    7,802,000      2,922,056
Fubon Financial Holding Co. Ltd. (a)......    5,330,000      5,161,345
Yuanta Core Pacific Securities Co. (a)....    2,541,000      1,773,077
                                                          ------------
                                                             9,856,478
                                                          ------------
INSURANCE -- 0.0%
Shin Kong Financial Holdings Co. Ltd.
  (a).....................................        2,000          1,139
                                                          ------------
TOTAL FINANCE.............................                  19,263,745
                                                          ------------
NONDURABLES -- 0.0%
FOODS -- 0.0%
Uni-President Enterprises Corp............          560            195
                                                          ------------

    The accompanying notes are an integral part of the financial statements.   7

    INVESTMENTS/FEBRUARY 28, 2002 (continued) (unaudited)
--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
COMMON STOCKS - continued
OTHERS & MISCELLANEOUS -- 1.4%
Giant Manufacturing.......................      983,325   $    848,587
Pihsiang Machinery Manufacturing Co.
 Ltd. ....................................      232,000        773,091
Pou Chen (a)..............................    1,669,150      1,212,251
TTY Biopharm Co. Ltd. (a).................      165,000        392,398
Victor Taichung Machinery Works Co. Ltd.
 (a)......................................          116              3
                                                          ------------
                                                             3,226,330
                                                          ------------
TOTAL OTHERS & MISCELLANEOUS..............                   3,226,330
                                                          ------------
RETAIL & WHOLESALE -- 0.9%
GENERAL MERCHANDISE STORES -- 0.9%
President Chain Store Corp................    1,087,631      1,998,012
                                                          ------------
TECHNOLOGY -- 72.9%
COMPUTER SERVICE & SOFTWARE -- 1.3%
Askey Computer Co. (a)....................      926,000      1,041,753
Prodisc Technology, Inc. .................      320,000        321,722
Soft-World International Corp. (a)........      150,000        506,252
Springsoft, Inc. .........................      138,000        528,638
Stark Technology, Inc. ...................      108,000        395,261
Systex Corp. (a)..........................      166,000        150,819
                                                          ------------
                                                             2,944,445
                                                          ------------
ELECTRONICS -- 23.7%
Action Electronics Co. Ltd. (a)...........      128,000         85,307
Advanced Semiconductor Engineering, Inc.
 (a)......................................    1,082,492        866,339
Asia Optical Co., Inc. (a)................       42,000        393,552
Au Optronics Corp. (a)....................    5,066,000      8,584,973
Audix Corp. (a)...........................       54,000         93,817
Billion Electric Co. Ltd. (a).............       43,000         67,970
Chin-Poon Industrial Co. Ltd. ............      270,000        290,678
CMC Magnetics Corp. ......................    1,130,500        811,387
Compeq Manufacturing Co., Inc. ...........    1,099,000      1,383,492
Delta Electronics, Inc. ..................    1,088,000      1,657,828
Faraday Technology Corp. (a)..............      313,000      1,506,565
G Shank Enterprise Co. Ltd. ..............       75,000         77,967
Hon Hai Precision Industry................    1,064,520      4,850,993
Leadtek Research, Inc. (a)................      196,000        261,251
Lite-On Electronics, Inc. ................    1,495,000      1,341,246
MediaTek, Inc. ...........................      310,000      6,012,646
Meiloon Industrial Co. Ltd. ..............       49,000        118,624
Merry Electronics Co. Ltd. ...............       85,000        134,360
Microlife Corp. (a).......................       50,000        158,070
Optoma Corp. (a)..........................    1,491,000      3,758,181
Phihong Enterprise Co. Ltd. ..............      347,000        504,030
Phoenix Precision Technology Corp. (a)....    6,125,000      3,663,382
Phoenixtec Power Co. Ltd. ................      100,000         81,456

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
Procomp Informatics Co. Ltd. (a)..........      238,000   $    359,261
Realtek Semiconductor Corp. ..............    1,189,000      6,095,526
Ritek, Inc. ..............................      488,000        492,017
Siliconware Precision Industry (a)........      551,100        422,221
Test Research, Inc. (a)...................       58,000         79,787
Topco Scientific Co. Ltd. (a).............       63,000        315,798
Transcend Co. Ltd. .......................      140,000        398,735
Tripod Technology Corp. (a)...............      223,000        243,889
TXC Corp. (a).............................      135,000        131,882
Via Technologies, Inc. ...................    1,023,000      4,253,880
Weikeng Industrial Co. Ltd. (a)...........      201,000        294,822
Wintech Microelectronics Co. Ltd. (a).....      184,000        264,646
World Wiser Electronics, Inc. (a).........    1,896,700      1,933,920
Wus Printed Circuit Co. Ltd. .............      385,000        183,119
Yageo Corp. (a)...........................    1,611,000      1,252,607
Yangan Electronics Co. Ltd. (a)...........      141,000        118,066
Zenitron Corp. (a)........................      103,000        137,290
                                                          ------------
                                                            53,681,580
                                                          ------------
OFFICE EQUIPMENT & PC -- 17.5%
Acer Communications & Multimedia, Inc. ...    5,495,750     10,800,226
Advantech Co. Ltd. .......................      327,000        847,512
Aopen, Inc. (a)...........................      567,000      1,760,217
Asustek Computer, Inc. ...................    1,584,000      7,669,391
Chicony Electronics Co. Ltd. (a)..........       93,000        166,871
Compal Electronics, Inc. .................    2,216,000      2,903,250
Cradle Technology Corp. (a)...............       75,000        245,649
GVC Corp. (a).............................    1,783,000      1,203,529
Micro-Star International Co. Ltd. (a).....    1,045,500      4,764,319
Premier Image Technology Corp. ...........      602,000      1,328,786
Quanta Computer, Inc. ....................    2,023,500      6,973,413
Silitek Corp. ............................      216,000        326,052
Synnex Technology International...........      309,000        396,910
Yosun Industrial Corp. ...................       58,300         98,797
                                                          ------------
                                                            39,484,922
                                                          ------------
SEMI-CONDUCTOR -- 22.9%
Episil Technologies, Inc. (a).............      280,000        158,697
HannStar Display Corp. (a)................    1,397,000      1,281,177
Lite-On Semiconductor Corp. (a)...........      138,000         84,503
Macronix International Co. Ltd. (a).......      774,000        575,358
Nanya Technology Corp. (a)................      934,000      1,252,924
Powerchip Semiconductor Corp. (a).........    2,498,000      1,871,134
Pro Mos Technologies, Inc. (a)............    5,814,000      5,481,000
Silicon Application Corp. (a).............      224,000        251,363
Silicon Integrated Systems Corp. (a)......      580,000        842,471
Sonix Technology Co. Ltd. (a).............      142,000        588,448
Taiwan Semiconductor Manufacturing Co.
 (a)......................................    7,867,000     18,372,988

 8  The accompanying notes are an integral part of the financial statements.

    INVESTMENTS/FEBRUARY 28, 2002 (continued) (unaudited)
--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
COMMON STOCKS - continued
SEMI-CONDUCTOR - continued
United Microelectronics Corp. Ltd. .......   13,023,500   $ 16,580,287
Winbond Electronics Corp. ................    5,500,000      4,072,798
World Peace Industrial Co. Ltd. ..........       46,000         66,162
Ya Hsing Industrial Co. Ltd. (a)..........      220,000        296,374
                                                          ------------
                                                            51,775,684
                                                          ------------
TELECOMMUNICATIONS -- 7.5%
Accton Technology Corp. (a)...............    1,877,000      5,132,067
Ambit Microsystems Corp. .................      697,052      2,838,952
Chunghwa Telecom Co. Ltd. ................    2,465,000      3,496,255
D-Link Corp. .............................      639,500      1,138,354
Far EasTone Telecommunications Co. Ltd.
 (a)......................................    2,161,000      2,517,299
Ichia Technologies, Inc. (a)..............      150,000        197,801
Taiwan Cellular Corp. (a).................      746,187        892,594
Zyxel Communications Corp. (a)............      449,000        818,433
                                                          ------------
                                                            17,031,755
                                                          ------------
TOTAL TECHNOLOGY..........................                 164,918,386
                                                          ------------
TRANSPORTATION -- 0.0%
SHIPPING -- 0.0%
Evergreen Marine Corp. ...................          248            125
                                                          ------------
TOTAL COMMON STOCKS (Identified Cost --
 $151,060,281)............................                 209,337,222
                                                          ------------
                                             PRINCIPAL
                                              AMOUNT
                                                NT$
                                             ---------
COMMERCIAL PAPER - 7.3%
Chung-Hsin Electric & Machinary
  Manufacturing Corp.
 2.30%, 7/05/02 (b).......................   98,957,746      2,818,426
DuPont Far East PetraChemicals
 2.30%, 7/08/02 (b).......................   49,454,780      1,408,527
Fu Ding Investment
 2.30%, 5/03/02 (b).......................   19,906,006        566,945
HWA Taiwan Electric
 2.30%, 5/30/02 (b).......................   29,752,435        847,382
Kong Lin Electronics
 2.25%, 3/26/02 (b).......................   42,273,162      1,203,986
Lien Ta Investment
 2.30%, 5/17/02 (b).......................   43,753,103      1,246,137
Mandarin Airlines
 2.25%, 3/28/02 (b).......................   49,728,736      1,416,329

                                             PRINCIPAL        US$
                                              AMOUNT         VALUE
                                                NT$         (NOTE 1)
                                             ---------      --------
OPTO Technology Co.
 2.25%, 3/22/02 (b).......................   39,728,140   $  1,131,501
 2.25%, 3/22/02 (b).......................    9,932,035        282,876
Standard Dairy Taiwan
 2.30%, 7/05/02 (b).......................   49,475,472      1,409,116
Tatung
 2.15%, 4/12/02 (b).......................   49,534,848      1,410,807
Walton Advanced Electronic Ltd.
 2.30%, 4/18/02 (b).......................   42,772,653      1,218,212
Wisdom Investment Co. Ltd.:
 2.30%, 3/15/02 (b).......................   14,947,346        425,717
 2.30%, 4/12/02 (b).......................   22,935,851        653,238
Yuelong Investment
 2.30%, 3/22/02 (b).......................   19,930,052        567,630
                                                          ------------
TOTAL COMMERCIAL PAPER (Identified Cost --
 $16,681,786).............................                  16,606,829
                                                          ------------
                                             MATURITY
                                              AMOUNT
                                                US$
                                             --------
REPURCHASE AGREEMENT - 0.1%
With State Street Bank and Trust Co. at
  0.25% dated 2/25/02, due 3/4/02
  (collateralized by U.S. Treasury Note
  4.25%, 03/31/03, market value
  $119,449)...............................  $   115,006   $    115,000
                                                          ------------
TOTAL INVESTMENTS -- 100% (COST --
 $167,857,067)............................                $226,059,051
                                                          ============

LEGEND:

US$ - United States dollar

NT$ - New Taiwan dollar

(a) Non-income producing

(b) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. Institution.

INCOME TAX INFORMATION:

At February 28, 2002, the aggregate cost basis of the Fund's investment securities for income tax purposes was $167,857,067.

Net unrealized appreciation of the Fund's investment securities was $58,201,984 of which $63,999,969 related to appreciated investment securities and $5,797,985 related to depreciated investment securities. In addition, as of August 31, 2001 the Fund had a capital loss carryforward of $18,722,303 for Federal income tax purposes which may be utilized to offset future capital gains through August 31, 2009.

    The accompanying notes are an integral part of the financial statements.   9

    FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2002 (Unaudited)

ASSETS
Investments in securities, at value (cost
  $167,857,067) (Notes 1 and 2) - See
  accompanying schedule.....................             $226,059,051
Cash........................................                      142
Interest receivables........................                   48,933
                                                         ------------
 Total Assets...............................              226,108,126
                                                         ------------
LIABILITIES
Payable to sub-custodian (Cost $581,053)....  $580,209
Accrued management fee (Note 3).............   212,711
Taiwan withholding tax payable (Note 1).....    10,377
Other payables and accrued expenses.........   132,192
                                              --------
 Total Liabilities..........................                  935,489
                                                         ------------
NET ASSETS..................................             $225,172,637
                                                         ============
Net Assets consist of (Note 1):
Paid in capital.............................             $253,358,585
Accumulated net investment loss.............               (1,954,863)
Accumulated undistributed net realized loss
 on investments and foreign currency........              (84,433,783)
Net unrealized appreciation on:
 Investment securities......................               58,201,984
 Assets and liabilities denominated in
   foreign currencies.......................                      714
                                                         ------------
NET ASSETS..................................             $225,172,637
                                                         ============
NET ASSET VALUE, per share ($225,172,637 /
 16,365,572 shares outstanding).............                   $13.76
                                                         ============

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2002 (Unaudited)

INVESTMENT INCOME
Dividends.................................                $     36,739
Interest..................................                     113,587
                                                          ------------
                                                               150,326
Less: Taiwan withholding tax (Note 1).....                     (17,895)
                                                          ------------
 Total Income.............................                     132,431
EXPENSES
Management fee (Note 3)
 Basic fee................................  $ 1,223,042
 Performance adjustment...................      105,095
Directors compensation....................      153,242
Custodian fees and expenses...............      149,986
Legal expense.............................      123,383
Administration and accounting fees (Note
 3).......................................       97,483
Shareholder communication expense.........       72,817
Audit expense.............................       55,926
Insurance expense.........................       33,442
Delaware franchise tax....................       31,643
Miscellaneous expense.....................       14,581
Transfer agent fees.......................       14,380
Taiwan stock dividend tax (Note 1)........       12,274
                                            -----------
 Total expenses...........................                   2,087,294
                                                          ------------
 NET INVESTMENT LOSS......................                  (1,954,863)
                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 1)
Net realized loss on:
 Investment securities....................   (6,817,936)
 Foreign currency transactions............   (8,171,884)
                                            -----------
                                                           (14,989,820)
Change in net unrealized appreciation
 (depreciation) on:
 Investment securities....................   66,154,881
 Assets and liabilities denominated in
   foreign currencies.....................          (26)
                                            -----------
                                                            66,154,855
                                                          ------------
Net Gain..................................                  51,165,035
                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS...............................                $ 49,210,172
                                                          ============

 10 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                              Six Months Ended     Year Ended
                                                                February 28,       August 31,
                                                                    2002              2001
                                                              ----------------    -------------
                                                                (Unaudited)
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment loss........................................    $ (1,954,863)     $  (3,468,309)
 Net realized loss on investments and foreign currency
   transactions.............................................     (14,989,820)       (81,092,319)
 Change in net unrealized appreciation (depreciation) on
   investments and foreign currency transactions............      66,154,855        (86,796,888)
                                                                ------------      -------------
 Net increase (decrease) in net assets resulting from
   operations...............................................      49,210,172       (171,357,516)
                                                                ------------      -------------
Distributions to shareholders
 From net realized gains....................................              --         (3,274,574)
                                                                ------------      -------------
 Total distributions to shareholders........................              --         (3,274,574)
                                                                ------------      -------------
 Total increase (decrease) in net assets....................      49,210,172       (174,632,090)
                                                                ------------      -------------
NET ASSETS
 Beginning of period........................................     175,962,465        350,594,555
                                                                ------------      -------------
 End of period (including Accumulated net investment loss of
   $1,954,853 and $0, respectively).........................    $225,172,637      $ 175,962,465
                                                                ============      =============
OTHER INFORMATION
 Shares (Note 4)
 Sold.......................................................              --                 --
 Issued in reinvestment of distributions from net investment
   income...................................................              --                 --
                                                                ------------      -------------
 Net increase (decrease)....................................              --                 --
                                                                ============      =============

    The accompanying notes are an integral part of the financial statements.  11

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Six Months Ended                        Years Ended August 31,
                                                  February 28,       ------------------------------------------------------------
                                                      2002             2001         2000         1999         1998         1997
                                                ----------------     --------     --------     --------     --------     --------
                                                  (Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period..........      $  10.75         $  21.42     $  21.61     $  15.36     $  35.98     $  22.25
                                                    --------         --------     --------     --------     --------     --------
Income from Investment Operations
 Net investment loss(a).......................         (0.12)           (0.21)       (0.36)       (0.20)(c)    (0.33)(b)    (0.50)
 Net realized and unrealized gain (loss) on
   investments................................          3.13           (10.26)        0.17         7.46       (15.68)       14.24
                                                    --------         --------     --------     --------     --------     --------
 Total from investment operations.............          3.01           (10.47)       (0.19)        7.26       (16.01)       13.74
                                                    --------         --------     --------     --------     --------     --------
Less Distributions
 In excess of net investment income...........            --               --           --           --           --        (0.01)
 From net realized gains......................            --            (0.20)          --        (1.01)       (4.61)          --
                                                    --------         --------     --------     --------     --------     --------
 Total distributions..........................            --            (0.20)          --        (1.01)       (4.61)       (0.01)
                                                    --------         --------     --------     --------     --------     --------
Net asset value, end of period................      $  13.76         $  10.75     $  21.42     $  21.61     $  15.36     $  35.98
                                                    ========         ========     ========     ========     ========     ========
Market value, end of period...................      $  12.34         $   9.88     $  17.63     $  18.31     $  11.00     $  25.56
                                                    ========         ========     ========     ========     ========     ========
TOTAL RETURN
Per share market value........................         24.90%          (43.16)%      (3.75)%      79.41%      (48.87)%       8.80%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).......      $225,173         $175,962     $350,595     $353,614     $251,356     $588,911
Ratio of expenses to average net assets(d)....          2.22%*           2.63%        2.30%        2.21%        2.29%(e)     2.56%
Ratio of expenses to average net assets,
 excluding stock dividend tax expense.........          2.21%*           2.15%        1.94%        1.88%        1.87%(e)     2.25%
Ratio of net investment loss to average net
 assets.......................................         (2.08)%*         (1.50)%      (1.54)%      (1.15)%      (1.51)%      (1.74)%
Portfolio turnover rate.......................            90%             125%         139%         125%          97%         126%

(a)  Based on average shares outstanding during the period.
(b) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.02 per share (Based on shares outstanding at 8/31/98.)
(c) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.04 per share (Based on shares outstanding at 8/31/99.)
(d) Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(e)  Ratio of expenses after waiver (See Note 3).
 * Annualized

 12 The accompanying notes are an integral part of the financial statements.

    NOTES TO FINANCIAL STATEMENTS (unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the "Act), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China ("ROC") companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract (the "Management Contract") among HSBC Asset Management (Taiwan) Limited (the "Adviser")(formerly China Securities Investment Trust Corp. or "CSITC"), the International Commercial Bank of China (the "Custodian") and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws, regulations or currency exchange restrictions affecting Taiwan.

The Fund is treated as a Qualified Foreign Institutional Investor ("QFII"), which allows the Fund to own 100% of a company's shares. However, all funds managed by the Advisor are limited in aggregate to 10% ownership of a company's shares.

Taiwan's Affiliation Rules. ROC investment management company regulations currently prohibit an investment adviser from investing in securities issued by companies which are "affiliated parties" of such investment adviser. The ROC Securities and Futures Commission has interpreted "affiliated parties" broadly to include entities with directors or supervisors appointed by the same third party.

As a result of the sale by China Development Industrial Bank of its interest in the Adviser to a member of the HSBC Group on August 6, 2001, the Fund does not believe that any listed companies in Taiwan are "affiliated parties" of the Adviser.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there was no sales price on such date, at the prior day closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted prior day closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors may prescribe. Short-term investments, having maturities of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of

    NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

Forward Foreign Currency Transactions. A forward foreign currency contract (a "Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The Fund could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 28, 2002, the Fund had no open Forwards.

Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on corporate bonds and mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed; certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), sharehold-

    NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

ers may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short-term securities, aggregated $162,045,872 and $166,566,891, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee. As the Fund's investment adviser, HSBC receives a fee that is computed daily at an annual rate of 1.30% of the Fund's average net assets. The basic fee is subject to a performance adjustment (up to a maximum of 0.30%) based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period.

For the six month period ending February 28, 2002, the management fee, including the performance adjustments, was equivalent to an annual rate of 1.41% of average net assets.

Directors Fees. No director, officer or employee of the Investment Manager or its' affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager an annual fee of $10,000 plus $1,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

Administration Fees. State Street Corporation ("State Street") provides, or arranges for the provision of, certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund's average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements.

4. FUND SHARES

At February 28, 2002, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding.

    OTHER INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL SHAREHOLDERS MEETING ON JANUARY 14, 2002

ELECTION OF DIRECTORS -- The stockholders of the Fund reelected David Dean, Benny T. Hu, Lawrence J. Lau, Joe O. Rogers, Jack C. Tang, Gloria Wang, Lawrence Weber and Shao-Yu Wang to the Board of Directors to hold office until their successors are elected and qualified.

                              FOR         WITHHELD
                              ---         --------
David Dean               9,468,736.502     45,348.105
Benny T. Hu              8,497,244.251  1,016,840.356
Lawrence J. Lau          9,463,306.251     50,778.356
Joe O. Rogers            9,470,303.513     43,781.094
Jack C. Tang             9,461,586.240     52,496.367
Gloria Wang              8,497,244.251  1,016,840.356
Lawrence F. Weber        9,461,475.520     52,609.087
Shao-Yu Wang             9,456,239.240     52,609.087

SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund's outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of February 28, 2002 no shares have been repurchased by the Fund.

PRIVACY POLICY

                                 PRIVACY NOTICE

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

[ ] Information it receives from shareholders on applications or other forms;
[ ] Information about shareholder transactions with the Fund, its affiliates, or others; and
[ ] Information it receives from a consumer reporting agency.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (OTHER THAN DISCLOSURES PERMITTED BY
LAW).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.

    SUMMARY OF DIVIDEND REINVESTMENT AND

    CASH PURCHASE PLAN
--------------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of The Taiwan Fund, Inc. (the "Fund") a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. State Street Bank and Trust Company acts as Plan Agent for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Agent on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 semi-annually. The Plan Agent will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Agent. We suggest you send your check to the following address to be received on or about February 5 or August 5 to allow time for processing: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266. The Plan Agent will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

    SUMMARY OF DIVIDEND REINVESTMENT AND

--------------------------------------------------------------------------------

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Agent on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by written notice to the Plan Agent.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Agent will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, 1-800-426-5523. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Agent may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 90 days before the record date of any dividend or capital gains distribution by the Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

    UNITED STATES ADDRESS
    The Taiwan Fund, Inc.
    225 Franklin Street
    Boston, MA
    1-800-636-9242

    INVESTMENT ADVISER
    HSBC Asset Management (Taiwan) Limited
    Taipei, Taiwan

    DIRECTORS AND OFFICERS
    S.Y. Wang, Chairman of the Board and Director
    Benny T. Hu, President and Director
    David Dean, Director
    Joe O. Rogers, Director
    Jack C. Tang, Director
    Lawrence J. Lau, Director
    Gloria Wang, Director
    Lawrence F. Weber, Director
    Vicki Hau, Secretary and Treasurer
    Laurence E. Cranch, Assistant Secretary

    ADMINISTRATOR, ACCOUNTING AGENT,
    TRANSFER AGENT, DIVIDEND PAYING
    AGENT, AND REGISTRAR
    State Street Bank and Trust Company
    Boston, MA

    CUSTODIANS
    The International Commercial Bank of China
    Taipei, Taiwan
    State Street Bank and Trust Company
    Boston, MA

    LEGAL COUNSEL
    Clifford Chance Rogers & Wells LLP
    New York, NY
    Lee and Li
    Taipei, Taiwan

    INDEPENDENT ACCOUNTANTS
    KPMG LLP
    Boston, MA